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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2002


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


 State of New Jersey              001-09120                    22-2625848
 --------------------       ------------------------       -------------------
  (State or other           (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                          Identification No.)
  incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  973-430-7000

                               http://www.pseg.com
                         (Registrant's internet address)

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Item 9. Regulation FD
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This Form 8-K is being filed by Public  Service  Enterprise  Group  Incorporated
(PSEG) in order to comply with Regulation FD.

PSEG Executives File Required Certifications with Securities and Exchange Commission
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E. James Ferland,  the Chairman of the Board and Chief  Executive  Officer,  and
Thomas M. O'Flynn, the Executive Vice President and Chief Financial Officer of PSEG filed the statements required by Order 4-460 with the Securities and Exchange Commission on July 29, 2002 affirming, to the best of their knowledge,
the  accuracy  of  certain   corporate   disclosures  in  2002.  Copies  of  the
certifications are attached hereto as Exhibit 99 and Exhibit 99.1.

Item 7. Financial Statements and Exhibits
-----------------------------------------

  Exhibit Designation       Nature of Exhibit
  -------------------       ----------------------------------------------------
        99                  Statement Under Oath Of Principal Executive
                            Officer Regarding Facts and Circumstances Relating to Exchange Act Filings filed by E. James Ferland on
                            July 29, 2002

        99.1 Statement Under Oath Of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings filed by Thomas M. O'Flynn on July 29, 2002

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)


                  By:           R. EDWIN SELOVER
                  --------------------------------------------
                                R. Edwin Selover
                    Senior Vice President and General Counsel

Date: July 30, 2002